UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 28, 2010

                               BELLA VIAGGIO, INC.
             (Exact name of registrant as specified in its charter)

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             NEVADA                      000-53450                    38-3759675
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
(State or other jurisdiction of  (Commission File Number)  (IRS Employer Identification No.)
         incorporation)
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

             2120 58TH AVENUE, SUITE 107, VERO BEACH, FLORIDA 32966
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (772) 266-5554
                                 --------------
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995:

This Current Report contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, demand and acceptance of services, changes in governmental policies and regulations, economic conditions, the impact of competition and pricing, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission (the "SEC"). All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

SECURITIES PURCHASE AGREEMENTS

On April 28, 2010 (the "ACQUISITION CLOSING DATE"), Bella Viaggio, Inc., a Nevada corporation (the "COMPANY"), entered into a Securities Purchase Agreement dated as of April 16, 2010 (the "PRINCIPAL AGREEMENT") with Kenneth Stead, an individual (the "PURCHASER") and Ronald A. Davis and Ronald G. Brigham (each a "PRINCIPAL SELLER" and collectively, the "PRINCIPAL SELLERS"), pursuant to which the Purchaser acquired (the "ACQUISITION") all the shares of common stock of the Company, par value $0.001 per share (the "SHARES"), then held by the Principal Sellers, consisting of 2,043,333 such Shares (the "PRINCIPAL SELLER SHARES") for the aggregate purchase price of $275,272 dollars. The Acquisition resulted in a change in control of the Company. The Principal Seller Shares constitute approximately 76.9 % of all the issued and outstanding Shares.

On the Acquisition Closing Date the Purchaser purchased an additional 220,667 Shares (the "MINORITY SHARES" and with the Principal Seller Shares, the "PURCHASED SHARES") from eleven (11) other shareholders (the "MINORITY SELLERS" and with the Principal Sellers, the "SELLERS") of the Company pursuant to a securities purchase agreement dated of even date with the Principal Agreement (the "MINORITY AGREEMENT," and with the Principal Agreement, the "AGREEMENTS") solely between the Purchaser and such Minority Sellers for an aggregate purchase price of $29,728, which 220,667 Minority Shares constitute approximately 8.3% of all the issued and outstanding Shares. Consequently, the Purchaser paid an aggregate purchase price of $305,000 for all 2,264,000 Purchased Shares, constituting approximately 85.6% of all the Shares.

The Principal Seller Shares were sold pursuant to the exemption from registration provided under Section 4(1) and Section 4(2) of the Securities Act of 1933, as amended (the "SECURITIES ACT"). The Purchaser represented that he is an "accredited investor."

The foregoing description of the Principal Agreement and the Minority Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Principal Agreement and the Minority Agreement, which are filed as EXHIBIT 4.1 and EXHIBIT 4.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

         DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

In connection with the Acquisition, Joshua G. Sisk resigned as the secretary and a director of the Company. Ronald A. Davis, a director of the Company as well as formerly its President, Chief Financial Officer and Treasurer, resigned from all his positions with the Company with the exception that he remained a member of the Board of Directors of the Company subsequent to the closing of the Acquisition. In connection with the closing of the Acquisition, the Purchaser was appointed as the Company's Chief Executive Officer, President, Chief Financial Officer and Treasurer, as well as to its board of directors.

The names of the Company's current officers and directors, as well as certain information about them, are set forth below:

NAME                                                                                     POSITION(S)
----                                                                                     -----------
Kenneth Stead    Chief Executive Officer, President, Chief Financial Officer, Treasurer and Director
Ronald A. Davis                                                                             Director

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

KENNETH STEAD. Mr. Stead is a co-founder of Kat Exploration Inc., and has been its president since the company's incorporation in December of 2005. Mr. Stead worked directly in the mining industry from the early to late 70's, where he first started with the Iron Ore Company of Canada and worked for Noranda at its Nanasivik mine in Stratacona Sound, northern Baffin Island. In the early 1980's, Mr. Stead worked in the oil fields of Alberta, afterwards returning to Newfoundland where he set up his own construction company from 1985 to 1995. In 1997, Mr. Stead became a co-founder of Cornerstone Resources Inc., a junior mining company now trading on the TSX-V (CGP) until he resigned in 2004. Over the past nine years Mr. Stead has been actively working in a Sedimentary-Hosted Stratiform Copper environment and will continue to make this one of the company's priorities.

RONALD A. DAVIS. Ronald A. Davis joined the Bella Viaggio on June 6, 2007 and was until the Acquisition Closing Date its President, Secretary and Treasurer; he remains a Director of the Company. Mr. Davis commenced his career at Goldman Sachs & Co. in 1964 as an office boy. Following the completion of graduate school at the University of Southern California and military service, Mr. Davis returned to Goldman Sachs where he worked until joining Dean Witter & Co. (now Morgan Stanley). Areas of work responsibility included syndication and institutional sales. In 1981, Mr. Davis commenced advising high net worth individuals and their investments. In 1994, he was asked to take over the stewardship of Caffe Diva of which he was the CEO until September 2000. Mr. Davis received his B.S. Business Administration from the University of Southern California. In 1967, he also received a Masters of Business Administration from the University of Southern California.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS. Except as set forth herein, to the best knowledge of the Company, no officer, director or 5% or greater shareholder of the Company has, during the last five years: (i) been convicted in or is currently subject to a pending a criminal proceeding; (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to any federal or state securities or banking laws including, without limitation, in any way limiting involvement in any business activity, or finding any violation with respect to such law, nor (iii) has any bankruptcy petition been filed by or against the business of which such person was an executive officer or a general partner, whether at the time of the bankruptcy of for the two years prior thereto.

BOARD COMMITTEES

The Board of Directors has no separate committees; however, it currently intends to implement an Audit Committee in the future. The Board of Directors acts as the Compensation Committee. The Company is not a "listed company" under SEC rules and is, therefore, not required to have a Compensation Committee comprised of independent directors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information taking into account the transactions discussed above regarding the beneficial ownership of the Shares by: (i) each person who, to the Company's knowledge, beneficially owns 5% or more of the Shares and (ii) each of the Company's directors and "named executive officers." As of the date of this Current Report on Form 8-K, there were an aggregate of 2,644,500 Shares issued and outstanding.

NAME AND ADDRESS OF BENEFICIAL OWNER     NUMBER OF SHARES  PERCENT OF SHARES (1)
---------------------------------------  ----------------  ---------------------

DIRECTORS AND NAMED EXECUTIVE OFFICERS:

Kenneth Stead (2)                               2,264,000                 85.6%

Ronald A. Davis (2)                                     0                  ---

5% OR GREATER BENEFICIAL OWNERS

Kenneth Stead (2)                               2,264,000                 85.6%

(1) Beneficial ownership is calculated based on the 2,644,500 Shares outstanding as of the date hereof, together with securities exercisable or convertible into Shares within sixty (60) days of the date hereof for each stockholder. Beneficial ownership is determined in accordance with Rule 13d-3 of the SEC. The number of Shares beneficially owned by a person includes Shares issuable upon conversion of securities and subject to options or warrants held by that person that are currently convertible or exercisable or convertible or exercisable within sixty (60) days of the date hereof. The Shares issuable pursuant to those convertible securities,

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

options or warrants are deemed outstanding for computing the percentage ownership of the person holding such convertible securities, options or warrants but are not deemed outstanding for the purposes of computing the percentage ownership of any other person.

(2) The address for Mr. Stead is c/o Kat Exploration Inc., 1149 Topsail Rd., Mount Pearl, Newfoundland, A1N 5G2.

(3) The address for Mr. Davis is c/o the Company, 2120 58th Avenue, Suite 107, Vero Beach, Florida 32966.

ITEM 5.01 CHANGE IN CONTROL OF REGISTRANT

In connection with the Acquisition, Joshua G. Sisk resigned as the secretary and a director of the Company. Ronald A. Davis, a Director of the Company as well as formerly its President, Chief Financial Officer and Treasurer, resigned from all his positions with the Company with the exception that he remained a member of the Board of Directors of the Company subsequent to the closing of the Acquisition. In connection with the closing of the Acquisition, the Purchaser was appointed as the Company's Chief Executive Officer, President, Chief Financial Officer and Treasurer, as well as to its board of directors. The information contained in ITEM 1.01 above is incorporated by reference herein in its entirety.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

The information contained in ITEM 1.01 and ITEM 5.01 above is incorporated by reference herein in its entirety.

To the best of the Company's knowledge, except as set forth below, the incoming directors are not currently directors, do not hold any position with the Company and have not been involved in any transactions with the Company or any of its directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC. To the best of the Company's knowledge, the designees have not been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, have not been a party to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws, except for matters that were dismissed without sanction or settlement.

For certain biographical and other information regarding the newly appointed officers and directors, see the disclosure under the heading "Directors and Executive Officers, Promoters and Control Persons" under ITEM 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)   EXHIBITS.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K. The Company's Annual Report on Form 10-K for its fiscal year ended December 31, 2009 in incorporated herein by reference.

EXHIBIT NO.  DESCRIPTION
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4.1          Form of Principal Agreement by and among the Purchaser and the
             Principal Sellers*
4.2 Form of Minority Agreement by and among the Purchaser and the Minority Sellers*
*            Filed herewith

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 4, 2010

                                                 BELLA VIAGGIO, INC.

                                                 By:    /S/ KENNETH STEAD
                                                        -----------------
                                                 Name:  Kenneth Stead
                                                 Title: Chief Executive Officer
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